EXHIBIT 99.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment No. 1”), dated as of December 12, 2005 (“Effective Date”), is made by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation (“IHHI”), WMC-SA, INC., a California corporation (“WMC-SA”), WMC-A, INC., a California corporation (“WMC-A”), CHAPMAN MEDICAL CENTER, INC., a California corporation (“Chapman”), COASTAL COMMUNITIES HOSPITAL, INC., a California corporation (“Coastal”), PACIFIC COAST HOLDINGS INVESTMENT, LLC, a California limited liability company (“PCHI”), ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company (“OC-PIN”), GANESHA REALTY, LLC, a California limited liability company (“Ganesha”), WEST COAST HOLDINGS, LLC, a California limited liability company (“West Coast”), and MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation (“Lender”). IHHI, WMC-SA, WMC-A, Chapman and Coastal are sometimes collectively referred to herein as “Borrowers”; PCHI, Ganesha, and West Coast are hereinafter together sometimes referred to as the “Credit Parties”; and PCHI and OC-PIN are hereinafter together sometimes referred to as the “Guarantors.”This Amendment No. 1 amends that certain Credit Agreement dated as of March 3, 2005 (“Credit Agreement”) by and between Lender, Borrowers, the Credit Parties and the Guarantors.

RECITALS

A. Lender, Borrowers, and the Credit Parties are parties to the Credit Agreement; Lender and PCHI are parties to that certain Guaranty Agreement dated March 3, 2005 (“PCHI Guaranty”); Lender and OC-PIN are parties to that certain Guaranty Agreement dated March 3, 2005 (“OC-PIN Guaranty”); Lender and West Coast are parties to that certain Pledge Agreement dated March 3, 2005 (“West Coast Pledge Agreement”); Lender and the individual members of West Coast are parties to that certain Pledge Agreement dated March 3, 2005 (“Members of West Coast Pledge Agreement”); Lender and IHHI are parties to that certain Pledge Agreement dated March 3, 2005 (“IHHI Pledge Agreement”); and Lender and Ganesha are parties to that certain Pledge Agreement dated March 3, 2005 (“Ganesha Pledge Agreement”). The Credit Agreement, the PCHI Guaranty, the OC-PIN Guaranty, the West Coast Pledge Agreement, the Members of West Coast Pledge Agreement, the IHHI Pledge Agreement, the Ganesha Pledge Agreement, and each of the other documents and instruments executed in connection with the Credit Agreement are hereinafter collectively referred to as the “Loan Documents.” Capitalized terms not defined in this Amendment No. 1 shall have the same meaning as set forth in the Loan Documents.

B. Pursuant to the Loan Documents, Lender extended to Borrowers a loan in the amount of $50,000,000 (“Acquisition Loan”) to acquire the Hospital Facilities; and Lender extended to Borrowers a non-revolving line of credit facility of up to $30,000,000 (“Line of Credit Loan”) to be used for working capital and the other purposes permitted by the Loan Documents. The Acquisition Loan and Line of Credit Loan are hereinafter together referred to as the “Loan.”Borrowers, Credit Parties and Guarantors acknowledge and agree that the aggregate total of principal and interest due and owing under the Loan as of October 31, 2005 is $76,004,525.58.

C. The Borrowers committed certain events of default (“Events of Default”) under the Loan Documents, as more particularly set forth (i) in that certain letter from Lender to Borrowers and others entitled Notice of Events of Default dated May 9, 2005 (the “Contract Default Notice”), and (ii) in that certain letter from Lender to Borrowers and others entitled Notice of Failure to Comply With Covenant dated May 9, 2005 (the “Covenant Failure Notice”).

D. In order to provide Borrowers and the Credit Parties time to resolve the Events of Default, Borrowers, the Credit Parties, the Guarantors and Lender executed that certain Forbearance Agreement dated June 1, 2005 (“Forbearance Agreement”).

E. Borrowers have requested, and Lender has agreed, that the Events of Default be deemed cured on the terms and conditions set forth in this Amendment No. 1, and the parties have agreed to the further agreements and amendments set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

1. Recitals. The foregoing Recitals are incorporated by reference as if fully set forth herein.

2. General Agreements and Amendments to Credit Agreement. The Credit Agreement is hereby amended to provide as follows:

2.1 New $4,300,000 Capital Contribution by OC-PIN. Section 2.1(s) of the Credit Agreement requires that IHHI receive capital contributions of not less than $15,000,000. Prior to the Effective Date hereof, OC-PIN has or shall have contributed to IHHI new capital in the amount of $4,300,000. When made, said $4,300,000 capital contribution shall be credited against the $15,000,000 requirement, such that IHHI’s remaining capital contribution requirement shall be $10,700,000.

2.2 New $10,700,000 Loan. On condition that OC-PIN has timely contributed to IHHI the new capital required by Section 2.1 above, on the Effective Date, Medical Provider Financial Corporation III, a Nevada corporation and an Affiliate of Lender (“New Lender”) has agreed to make a new loan to IHHI (as Borrower) in the amount of $10,700,000 (“New Loan”). The New Loan shall be evidenced by a Credit Agreement (New Loan), Promissory Note (New Loan), Security Agreement (New Loan), UCC-1 Financing Statement (New Loan), Guaranty Agreement (New Loan) (PCHI), Guaranty Agreement (New Loan) (OC-PIN), Warrant (New Loan), Collateral Assignment of Contracts (New Loan) and such other documents and instruments required by New Lender (collectively the “New Loan Documents”). IHHI (as Borrower), WMC-SA, WMC-A, Coastal, Chapman, PCHI, West Coast and OC-PIN (as Credit Parties) and PCHI and OC-PIN (as Guarantors) and New Lender shall execute and deliver the New Loan Documents to one another on the Effective Date hereof.

2.3 Mandatory $10,700,000 Additional Capital Contribution. On or before the Maturity Date of the New Loan, the Borrowers covenant and agree that they will have received not less than $10,700,000 in new capital contributions. Said $10,700,000 in new capital contributions must consist of new capital contributed to IHHI by its shareholders and/or third-party investors; may not consist of funds directly or indirectly borrowed from any source by Borrowers; and may not consist of funds directly or indirectly borrowed from any source by any Credit Party or any Guarantor. Said $10,700,000 in new capital contributions shall be used to pay in full and retire all amounts due and owing under the New Loan, including but not limited to principal, interest, Lender’s Costs and all other costs, expenses, fees and charges due and owing to Lender.

2.4 Mandatory $5,000,000 Prepayment. On the Effective Date hereof, from the proceeds of the New Loan, Borrowers agree to and shall pay Lender the amount of $5,000,000 in good and drawable funds, as and for the mandatory prepayment of principal against the Acquisition Loan required by Section 1.2(b)(ii) of the Credit Agreement.

2.5 Termination of Events of Default; Agreements by Lender. The Events of Default set forth in the Contract Default Notice and in the Covenant Failure Notice are hereby terminated and deemed cured. Based on the foregoing, Lender agrees as of the Effective Date as follows:

a. Lender shall cease applying the Default Rate to the Loans based on the Events of Default set forth in the Contract Default Notice and in the Covenant Failure Notice. Provided, however, the Default Rate shall continue to apply to all Events of Default which occur subsequent to the Effective Date hereof, pursuant to Section 1.4(d) of the Credit Agreement;

b. Lender’s suspension of the Line of Credit facility with respect to additional Advances (as set forth in the Contract Default Notice) is rescinded and terminated; and

c. Lender’s acceleration of the Obligations (as set forth in the Contract Default Notice) is terminated.

2.6 Termination of Forbearance Agreement. The Forbearance Agreement is hereby terminated.

2.7 Change of Control. The definition of “Change of Control” in Annex A to the Credit Agreement is hereby deleted and the following new definition of “Change of Control” substituted in its place therefor:

“Change of Control” means any of the following: (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 25% or more of the issued and outstanding shares of capital Stock or of 25% or more of the issued and outstanding membership interests of Borrower or any Credit Party (other than Ganesha) or any Guarantor having the right to vote for the election of directors of Borrowers under ordinary circumstances; (b) other than the Lender pursuant to the Warrant, any person or group of persons (within the meaning of the Securities Exchange Act of 1934) shall have been granted a security interest in 25% or more of the issued and outstanding shares of the capital Stock or in 25% or more of the issued and outstanding membership interests of Borrower or any Credit Party (other than Ganesha) or any Guarantor having the right to vote for the election of directors of Borrowers under ordinary circumstances; (c) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the majority of the board of directors or managing members/managers of Borrower or Credit Party (other than Ganesha) or Guarantor cease for any reason (other than death or disability) to constitute a majority of the directors or majority of the managing members/managers of Borrower or Credit Party (other than Ganesha) or Guarantor then in office; (d) IHHI ceases to own, directly or indirectly, and/or ceases to control all of the economic and voting rights associated with, all of the issued and outstanding capital Stock of WMC-SA, or WMC-A, or Coastal, or Chapman; (e) after the Effective Date hereof, Dr. Anil V. Shah ceases to own, directly or indirectly, at least the same percentage of membership interests in OC-PIN, PCHI and/or West Coast that he owned on the Effective Date hereof; or (f) after the Effective Date hereof, Dr. Anil V. Shah ceases to control, directly or indirectly, the economic and voting rights associated with the membership interests in OC-PIN, PCHI and/or West Coast that he owned on the Effective Date hereof.

2.8 Section 8.1 - Events of Default. Section 8.1 of the Credit Agreement is hereby amended by adding the following new “Events of Default” to the end thereof:

“8.1(y) On or before the Effective Date of this Amendment No. 1, OC-PIN for any reason fails to contribute to IHHI new capital in the amount of $4,300,000 on the terms and conditions required by this Amendment No. 1.

8.1(z) On or before the Effective Date of this Amendment No. 1, Borrowers for any reason fail to pay Lender the amount of $5,000,000 as and for the mandatory prepayment of principal against the Acquisition Loan required by this Amendment No. 1.

8.1(aa) On or before the Effective Date of this Amendment No. 1, Borrowers and the Credit Parties and the Guarantors for any reason fail to execute and deliver to New Lender each of the New Loan Documents.

8.1(bb) On or before the Maturity Date of the New Loan, Borrowers for any reason fail to receive at least $10,700,000 in new capital contributions on the terms and conditions required by this Amendment No. 1.

8.1(cc) On or before the Maturity Date of the New Loan, Borrowers for any reason fail to pay all amounts due and owing under the New Loan, in full.

8.1(dd) Any one of IHHI, WMC-SA, WMC-A, Coastal, Chapman, PCHI, West Coast and/or OC-PIN commits an Event of Default under any of the New Loan Documents.

8.1(ee) A Change of Control occurs with respect to any of the Borrowers. or a Change of Control occurs with respect to any Credit Party (other than Ganesha), or a Change of Control occurs with respect to any Guarantor.”

2.9 Consent to New Loan; Cross Default. Lender hereby consents to the making of the New Loan to IHHI and the execution of the New Loan Documents by IHHI (as Borrower), WMC-SA, WMC-A, Coastal, Chapman, PCHI, West Coast and OC-PIN (as Credit Parties) and PCHI and OC-PIN (as Guarantors). Lender agrees that no breaches or Events of Default shall be deemed to occur under the Credit Agreement or any of the other Loan Documents as a consequence of making the New Loan and the execution of the New Loan Documents. Provided, however, Borrowers, the Credit Parties and the Guarantors acknowledge and agree that the occurrence of an Event of Default under the Credit Agreement and the other Loan Documents shall constitute an Event of Default under the New Loan Documents; and that the occurrence of an Event of Default under the New Loan Documents shall constitute an Event of Default under the Credit Agreement and the other Loan Documents.

3. Injunctive Relief; Lender Liability Claims; Relinquishment of Known and Unknown Claims; Covenants Not To Sue.

3.1 Injunctive Relief. Subject to the last sentence of this Section 3.1, each Borrower, each Credit Party and each Guarantor, together with their respective officers, directors, shareholders, members, managers, employees, agents, representatives and assigns (collectively the “Borrower Releasing Parties”) hereby fully, forever and irrevocably release, waive and relinquish their right to file or record in the official records of the Recorder of Orange County, California (“Official Records”) a lis pendens against any of the Hospital Facilities, or file in any court in any venue any legal action or proceeding (including but not limited to a complaint to enjoin foreclosure, or an order to show cause, or a complaint to set aside foreclosure sale, or an action to quiet title, or an action to cancel one or more of the Loan Documents) against Lender or any trustee under any of the Deeds of Trust, the purpose of which is to directly or indirectly procure from any court or tribunal issuance of a temporary restraining order, or a preliminary injunction, or a permanent injunction, or any other equitable relief (collectively, “Injunctive Relief”) which seeks to prohibit or prevent Lender or any trustee under any Deed of Trust (a) from recording a Notice of Sale with respect to any of the Deeds of Trust, or (b) from conducting a sale of any of the Hospital Facilities at a public auction as permitted by the power of sale provisions in the Deeds of Trust, or (c) from conveying title to any one or more of the Hospital Facilities via trustee’s deed to a purchaser at foreclosure, or (d) from conducting a sale of the personal property Collateral pursuant to the California Uniform Commercial Code, or (e) from conducting a “mixed-collateral” sale of any one or more of the Hospital Facilities and any or all of the personal property Collateral, or (f) from attaching or garnishing or seeking any other provisional remedy against any real or personal property of any Borrower, any Credit Party or any Guarantor, or (g) from taking any other action or pursuing any other right or remedy that Lender is permitted to pursue under the Loan Documents, or in law or equity. Notwithstanding the foregoing, the releases, waivers and relinquishments set forth in this Section 3.1 shall apply only to Injunctive Relief based on alleged acts or omissions of Lender which occurred prior to the Effective Date of this Amendment No. 1.

3.2 Lender Liability Claims. Each of the Borrower Releasing Parties hereby fully, forever and irrevocably release, waive and relinquish any claim or cause of action (collectively, “Lender Liability Claims”) that the Borrower Releasing Parties now have or in the future may have against Lender to the effect that, prior to the Effective Date of this Amendment No. 1: (a) Lender committed a breach or default under any of the Loan Documents, or (b) Lender conspired with the executive officers of IHHI to deprive OC-PIN of its stock ownership in IHHI or otherwise inflicted any actionable damage on OC-PIN, or (c) Lender committed an act not permitted by the Loan Documents or applicable law, or (d) Lender omitted to take an act required by the Loan Documents or under applicable law, or (e) any of the Loan Documents (including, but not limited to, the PCHI Guaranty and the OC-PIN Guaranty) are invalid or unenforceable in whole or in part for any reason, or (f) Lender suggested, implied, induced, cajoled or required that IHHI include any terms or conditions in any agreements between IHHI and OC-PIN, or (g) Lender suggested, implied, induced, cajoled or required that IHHI not include any terms or conditions in any agreements between IHHI and OC-PIN, or (h) Lender improperly interfered with or improperly exercised any control over the Borrowers, or (i) that Lender breached in any way any alleged duty of good faith or fair dealing, or any alleged duty of commercial reasonableness, or any quasi-duty, or any implied duty, or (j) that Lender committed any unlawful, unfair or fraudulent business act or practice, or (k) that Lender engaged in any unfair, deceptive, untrue or misleading advertising, or (l) that Lender committed any act prohibited by California Business and Professions Code Section 17500, or (m) that Lender engaged in predatory lending practices, or (n) that Lender engaged in or committed any act or omission which constitutes fraud, duress, negligence, conversion, defamation or infliction of emotional distress, or (o) that Lender interfered with the prospective business advantage of any of the Borrowers, or (p) that Lender interfered with the contractual relations of any of the Borrowers, or (q) that Lender interfered with the prospective business advantage of any of the Credit Parties or Guarantors (including, but not limited to, any prospective business advantage that OC-PIN had or might have had with KSR Medical Partners, LLC), or (r) that Lender interfered with the contractual relations of any of the Credit Parties or Guarantors (including, but not limited to, any contractual relations between OC-PIN and KSR Medical Partners, LLC).

3.3 Relinquishment of Known and Unknown Claims. In order to induce Lender to enter into this Amendment No. 1, effective upon the Effective Date of this Amendment No. 1, each of the Borrower Releasing Parties fully, forever and irrevocably releases, waives, relinquishes and discharges Lender, Medical Capital Corporation, Medical Provider Financial Corporation I, Medical Provider Financial Corporation II, and each of their Affiliates and each of their respective officers, directors, members, employees, attorneys, agents, and representatives (collectively, the “Lender Released Parties”) from any and all claims, rights, demands, debts, causes of action, charges, expenses, damages, attorneys’ fees and costs, obligations or liabilities of any and every kind, nature and character whatsoever, whether or not now known, suspected or unsuspected, which any of the Borrower Releasing Parties may have had, may now have or may in the future claim to have against the Lender Released Parties arising out of, or related in any manner to any alleged act or omission to act which occurred prior to the Effective Date of this Amendment No. 1.

The Borrower Releasing Parties hereto have been fully advised by their respective attorneys of the contents and effect of Section 1542 of the Civil Code of California (and its counterpart under Nevada law) upon the rights of each of them, which reads as follows:

A general release does not extend to claims which the creditor does not know or suspect  to exist in his favor at the time of executing the release, which if known by him must  have materially affected his settlement with the debtor.

EACH OF THE BORROWER RELEASING PARTIES ACKNOWLEDGES THAT THEY MAY HAVE SUSTAINED DAMAGES, LOSSES, FEES, COSTS OR EXPENSES WHICH ARE PRESENTLY UNKNOWN AND UNSUSPECTED, AND, NOTWITHSTANDING THE PROVISIONS OF SECTION 1542 (AND ITS COUNTERPART UNDER NEVADA LAW), AND ARE EXPRESSLY WAIVING THE SAME. EACH OF THE BORROWER RELEASING PARTIES AGREES THAT IT INTENDS TO RELEASE EVEN UNKNOWN OR UNSUSPECTED CLAIMS. EACH OF THE BORROWER RELEASING PARTIES REPRESENTS THAT IT HAS CONSULTED WITH ITS LEGAL COUNSEL REGARDING ITS CLAIMS AND POTENTIAL CLAIMS AGAINST LENDER, AND HAS CAREFULLY READ AND UNDERSTAND ALL THE PROVISIONS OF THIS AMENDMENT NO. 1, AND HAS VOLUNTARILY ENTERED INTO THIS AMENDMENT NO. 1.

3.4 Covenants Not To Sue. Each of the Borrower Releasing Parties hereby promises, covenants and agrees not to sue any of the Lender Released Parties, and not to bring any legal action or proceeding of any kind against any of the Lender Released Parties, in any court or administrative proceeding, in any venue, which legal action or proceeding directly or indirectly seeks to (a) obtain or procure issuance of any temporary restraining order, or a preliminary injunction, or a permanent injunction, or any other equitable or provisional relief against any of the Lender Released Parties based on acts or omissions which occurred prior to the Effective Date of this Amendment No. 1, or (b) impose any Lender Liability Claims on or against any of the Lender Released Parties based on acts or omissions which occurred prior to the Effective Date of this Amendment No. 1, or (c) obtain or impose on any of the Lender Released Parties any Injunctive Relief based on acts or omissions which occurred prior to the Effective Date of this Amendment No. 1, or (d) which legal action or proceeding violates any covenant, condition, representation or warranty made by the Borrower Releasing Parties in this Amendment No. 1.

4. Indemnification; Release and Waiver; Condition Precedent; Non-Responsibility.

4.1 General Indemnification. Each Borrower, each Credit Party and each Guarantor hereby jointly and severally agrees to and shall indemnify, defend, protect and hold Lender, Medical Capital Corporation, Medical Provider Financial Corporation I, Medical Provider Financial Corporation II, and each of their Affiliates, and each of their respective officers, directors, members, employees, attorneys, agents, and representatives (each, an “Indemnified Person”) free and harmless from and against any and all legal actions, suits, proceedings or claims brought or asserted against any Indemnified Person for damages, losses, liabilities and expenses (including reasonable attorneys’ fees, witness and expert witness fees, court fees and charges, and disbursements and other costs of investigation or defense, including those incurred upon any appeal or in any Bankruptcy Proceeding) directly or indirectly arising out of or relating to (a) the execution and delivery of the Credit Agreement by an Indemnified Person, (b) the execution and delivery of this Amendment No. 1 by an Indemnified Person, (c) the execution and delivery of any Loan Document by an Indemnified Person, (d) the execution and delivery of any New Loan Document by an Indemnified Person, (e) the making of the Loan by an Indemnified Person, (f) the making of the New Loan by an Indemnified Person, or (g) any Lender Liability Claims brought or asserted against an Indemnified Person with respect to the Loan or New Loan. Notwithstanding anything to the contrary contained in this Amendment No. 1, the maximum liability of all Credit Parties as Credit Parties pursuant to this Section 4.1 in the aggregate shall be limited to One Million Dollars ($1,000,000); provided, however, that such limitation shall not be applicable to any Credit Party’s individual liability for the payment and performance of any liabilities and obligations under any other Loan Document (including any pledge agreement or guaranty) to which such Credit Party is a direct party. With respect to the liability of Credit Parties hereunder, Lender agrees to seek payment of any financial Obligations (other than principal and interest payments) from Borrowers but in the event Borrowers fail to pay within five (5) days, then Lender shall be entitled to pursue its right to such payment from Borrowers and/or Credit Parties. Lender further agrees that, with respect to any liability or obligation of a Credit Party under this Credit Agreement or any other Loan Document, Lender’s only recourse shall be against the Credit Party itself and any Collateral provided by the Credit Party. In this regard, Lender hereby acknowledges that, except for distributions actually made by a Credit Party to an Individual(s) (defined below), it is not looking to any constituent member or other equity owner who is a natural person, or any manager, officer, director, employee or other individual representative of any Credit Party (“Individuals”) for recourse, and waives any rights it may have, by virtue of alter ego, “piercing the veil,” undercapitalization, failure to observe corporate or limited liability company formalities, or any other legal theory, to pursue causes of action under this Credit Agreement or any other Loan Document against any of the Individuals.

4.2 Indemnification by OC-PIN and West Coast. OC-PIN and West Coast hereby jointly and severally agree to and shall indemnify, defend, protect and hold each of the Indemnified Persons free and harmless from and against any and all claims brought or asserted against any Indemnified Person for damages, losses, liabilities and expenses (including reasonable attorneys’ fees, witness and expert witness fees, court fees and charges, and disbursements and other costs of investigation or defense, including those incurred upon any appeal or in any Bankruptcy Proceeding) directly or indirectly arising out of or relating to any agreement or contract by and between KSR Medical Partners, LLC and any of the Borrowers, Credit Parties or Guarantors, including but not limited to that certain litigation styled KSR Medical Partners, LLC v. Orange County Physicians Investment Group, LLC; West Coast Holdings, LLC, Anil V. Shah, M.D; and Does 1 through 30, Orange County Superior Court Case No. 05CC1091, or any subsequent claim, lawsuit or litigation brought by or on behalf of KSR Medical Partners, LLC.

4.3 Indemnification by Borrowers and the Credit Parties. The Borrowers and the Credit Parties each hereby jointly and severally agree to and shall indemnify, defend, protect and hold each of the Indemnified Persons free and harmless from and against any and all claims brought or asserted against any Indemnified Person for damages, losses, liabilities and expenses (including reasonable attorneys’ fees, witness and expert witness fees, court fees and charges, and disbursements and other costs of investigation or defense, including those incurred upon any appeal or in any Bankruptcy Proceeding) directly or indirectly arising out of or relating to that certain litigation styled Satchmed Plaza Owners Association vs. UWMC Hospital Corporation, et al, Orange County Superior Court Case No. 05CC04210.

4.4 Indemnification by Borrowers and OC-PIN. The Borrowers and OC-PIN each hereby jointly and severally agree to and shall indemnify, defend, protect and hold each of the Indemnified Persons free and harmless from and against any and all claims brought or asserted against any Indemnified Person for damages, losses, liabilities and expenses (including reasonable attorneys’ fees, witness and expert witness fees, court fees and charges, and disbursements and other costs of investigation or defense, including those incurred upon any appeal or in any Bankruptcy Proceeding) directly or indirectly arising out of or relating to (a) the sale by IHHI of its capital stock to OC-PIN pursuant to that certain Second Amendment to Stock Purchase Agreement dated October 31, 2005 by and between IHHI and OC-PIN (“Second Amendment”), (b) any claims, allegations, lawsuits or causes of action made or brought by KSR Medical Partners, LLC against any Indemnified Person alleging that any Indemnified Person aided, abetted, encouraged, coerced, persuaded or pressured OC-PIN to breach or default under any agreement or contract it had or may have had with KSR Medical Partners, LLC, (c) any claims, allegations, lawsuits and causes of action made or brought by KSR Medical Partners, LLC against any Indemnified Person alleging that any Indemnified Person tortuously interfered with, or otherwise interfered with, an existing contract between KSR Medical Partners, LLC and OC-PIN, and (d) any claims, allegations, lawsuits and causes of action made or brought by KSR Medical Partners, LLC against any Indemnified Person alleging that any Indemnified Person committed any other act, or omitted to take any other act, which directly or indirectly caused damage or injury to KSR Medical Partners, LLC.

4.5 Non-Responsibility. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AMENDMENT NO. 1 OR TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF HAVING EXECUTED THIS AMENDMENT NO. 1 OR AS A RESULT OF ANY CREDIT HAVING BEEN EXTENDED PURSUANT TO THE NEW LOAN DOCUMENTS OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

5. Confirmation of Loan Documents; Confirmation of Guaranties; Unconditional Obligations; Waivers. Each of the Borrowers, each of the Credit Parties, and each of the Guarantors hereby reaffirms, remakes and confirms each of their respective representations and warranties made in each of the Loan Documents. In addition, each of the Guarantors reaffirms and remakes each of their obligations under its Guaranty and reaffirms and restates each and every term, condition, and provision of its Guaranty. In addition, each Guarantor hereby agrees that its obligations under its Guaranty shall be unconditional, irrespective of (a) the absence of any attempt to collect the Loan from Borrower or any other Guarantor or other action to enforce the same, (b) the waiver or consent by Lender with respect to any provision of any of the Loan Documents, the Forbearance Agreement, or any other agreement now or hereafter executed by Borrower and delivered to Lender, (c) Lender’s election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. §101 et seq.) (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code, (d) any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code, or (e) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender’s claims for repayment of the Loan. Each Guarantor further reaffirms that its obligations under its Guaranty are primary and are separate and distinct from Borrower's obligations. Each Guarantor further represents and warrants that it has no defenses or claims against Lender that would or might affect the enforceability of its Guaranty and that its Guaranty remains in full force and effect. Each Guarantor irrevocably and permanently waives any and all rights of subrogation, reimbursement, indemnity, contribution or any other claim arising from the existence of performance of its Guaranty which each Guarantor may now or hereafter have against Borrowers or any other person or entity (or their respective properties) directly or contingently liable for said obligations. Each Guarantor understands that if Lender forecloses by trustee's sale on one or more of the Deeds of Trust, each Guarantor would then have a defense preventing Lender from thereafter enforcing said Guarantor's liability for the unpaid balance of the Loan. This defense arises because the trustee's sale would eliminate Guarantor's right of subrogation, and therefore Guarantor would be unable to obtain reimbursement from Borrower. Guarantor specifically waives this defense and all rights and defenses that Guarantor may have because the Loan is secured by real property. This means, among other things: (i) Lender may collect from each Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (ii) if Lender forecloses on any real property collateral pledged by Borrower: (A) the amount of the Loan may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from each Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have because the Loan is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or similar laws in other states. Each Guarantor waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed said Guarantor’s rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

6. No Defaults. Except for the referenced Events of Default, no other known breaches, defaults or Events of Default have occurred under the Loan Documents, the Environmental Indemnity, the PCHI Guaranty and the OC-PIN Guaranty, which have not been cured or which are continuing.

7. No Offsets. Each Borrower, each Credit Party and each Guarantor represents and warrants that it has no offset, credit, claim or setoff against any amount due or owing under the Loan Documents, including but not limited to the aggregate total of $76,004,525.58 in principal and interest due and owing on the Loan as of October 31, 2005.

8. Authorizing Resolutions. Attached hereto as Exhibit “A” is the Unanimous Resolution of the Board of Directors of IHHI authorizing IHHI to execute this Amendment No. 1 and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit “B” is the Unanimous Resolution of the Board of Directors of WMC-SA authorizing WMC-SA to execute this Amendment No. 1 and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit “C” is the Unanimous Resolution of the Board of Directors of WMC-A authorizing WMC-A to execute this Amendment No. 1 and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit “D” is the Unanimous Resolution of the Board of Directors of Coastal authorizing Coastal to execute this Amendment No. 1 and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit “E” is the Unanimous Resolution of the Board of Directors of Chapman authorizing Chapman to execute this Amendment No. 1 and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit “F” is the Unanimous Resolution of the Managers of PCHI authorizing PCHI to execute this Amendment No. 1 and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit “G” is the Unanimous Resolution of the Managers of West Coast authorizing West Coast to execute this Amendment No. 1 and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit “H” is the Unanimous Resolution of the Managers of Ganesha authorizing Ganesha to execute this Amendment No. 1 and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit “I” is the Unanimous Resolution of the Managers of OC-PIN authorizing OC-PIN to execute this Amendment No. 1 and to agree to the terms and conditions set forth herein.

9. Advice of Legal Counsel. Each Borrower, each Credit Party and each Guarantor represents, warrants and covenants that it has consulted with and received advice from its own legal counsel, that it has read this Amendment No. 1 and/or that its legal counsel has explained the contents of this Amendment No. 1, that it understands the terms and conditions of this Amendment No. 1, that it understands the legal consequences of executing this Amendment No. 1, and agrees to execute the same.

10. Reimburse Lender for All Fees and Expenses. Borrowers hereby agree to and shall (a) on the Effective Date of this Amendment No. 1, pay to Lender all attorneys’ fees (including in-house counsel and outside counsel), costs, charges, expenses, foreclosure fees, trustee fees, recording charges, consultants fees, appraisal fees and other costs or expenses directly or indirectly paid or incurred by Lender in connection with this Amendment No. 1, and (b) following the Effective Date, within ten (10) calendar days of receipt of written demand therefore, reimburse Lender for all attorneys’ fees (including in-house counsel and outside counsel), costs, charges, expenses, foreclosure fees, trustee fees, recording charges, consultants fees, appraisal fees and other costs or expenses directly or indirectly paid or incurred by Lender in connection with this Amendment No. 1. If Borrower for any reason fails to reimburse Lender the referenced fees and costs within ten (10) calendar days of receipt of written demand therefore, Lender shall have (in addition to all other rights of Lender under the Loan Documents) the right, without further notice, to make a draw upon the Line of Credit in the name and for the benefit of Borrower in the amount of the fees and costs demanded. In said event, the amount drawn by Lender shall automatically be deemed a Line of Credit Advance made by Borrower from the Line of Credit pursuant to Section 1.1(b)(i) of the Credit Agreement and the same shall be repaid by Borrower pursuant to the terms of the Line of Credit Note.

11. Credit Agreement To Remain In Force And Effect . Except as amended by this Amendment No. 1, the Credit Agreement shall remain in full force and effect according to its terms. In the event of an inconsistency or conflict between this Amendment No. 1 and the Credit Agreement, in each instance this Amendment No. 1 to prevail and govern.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

BORROWERS:

INTEGRATED HEALTHCARE HOLDINGS, INC., a
Nevada corporation,

By:	/s/ Larry B. Anderson
Larry B. Anderson, President

WMC-SA, INC., a California corporation,

By:	/s/ Larry B. Anderson
Larry B. Anderson, President

WMC-A, INC., a California corporation,

By:	/s/ Larry B. Anderson
Larry B. Anderson, President

COASTAL COMMUNITIES HOSPITAL, INC., a California corporation,

By:	/s/ Larry B. Anderson
Larry B. Anderson, President

CHAPMAN MEDICAL CENTER, INC., a California corporation,

By:	/s/ Larry B. Anderson
Larry B. Anderson, President

[SIGNATURE PAGE CONTINUES]

GUARANTORS:

PACIFIC COAST HOLDINGS INVESTMENT, LLC, a
California limited liability company,

By:	/s/ Anil V. Shah
Anil V. Shah, M.D., Manager

By:	/s/ Kali P. Chaudhuri
Kali P. Chaudhuri, M.D., Manager

ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company,

By:	/s/ Anil V. Shah
Anil V. Shah, M.D., Manager

CREDIT PARTIES:

PACIFIC COAST HOLDINGS INVESTMENT, LLC, a
California limited liability company,

By:	/s/ Anil V. Shah
Anil V. Shah, M.D., Manager

By:	/s/ Kali P. Chaudhuri
Kali P. Chaudhuri, M.D., Manager

ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company,

By:	/s/ Anil V. Shah
Anil V. Shah, M.D., Manager

[SIGNATURE PAGE CONTINUES]

GANESHA REALTY, LLC, a California limited liability company,

By:	/s/ Kali P. Chaudhuri
Kali P. Chaudhuri, M.D., Manager

WEST COAST HOLDINGS, LLC, a California limited liability company,

By:	/s/ Anil V. Shah
Anil V. Shah, M.D., Manager

LENDER:

MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation,

By:	/s/ Joseph J. Lampariello
Joseph J. Lampariello, President and COO